Summary prospectus

Delaware VIP Small Cap Value Series —
Standard Class

Before you invest, you may want to review the Series' statutory prospectus (and any supplements thereto), which contains more information about the Series and its risks. You can find the Series' statutory prospectus and other information about the Series, including its statement of additional information and most recent reports to shareholders, online at delawareinvestments.com/literature. You can also get this information at no cost by calling 800 523-1918. The Series' statutory prospectus and statement of additional information, both dated April 30, 2015 (and any supplements thereto), are incorporated by reference into this summary prospectus.

Delaware VIP® Small Cap Value Series

What is the Series' investment objective?

Delaware VIP Small Cap Value Series seeks capital appreciation.

What are the Series' fees and expenses?

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Series. The fee table and example do not reflect any fees or sales charges imposed by variable insurance contracts. If they did, the expenses would be higher.

Annual series operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Class	Standard
Management fees	0.72%
Distribution and service (12b-1) fees	none
Other expenses	0.08%
Total annual series operating expenses	0.80%

Example

This example is intended to help you compare the cost of investing in the Series with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Series for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Series' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	Standard
1 year	$82
3 years	$255
5 years	$444
10 years	$990

Portfolio turnover

The Series pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in the annual series operating expenses or in the example, affect the Series' performance. During the most recent fiscal year, the Series' portfolio turnover rate was 16% of the average value of its portfolio.

What are the Series' principal investment strategies?

The Series invests primarily in investments of small companies whose stock prices, in the portfolio managers' opinion, appear low relative to their underlying value or future potential. Among other factors, the Series' investment manager, Delaware Management Company (Manager), considers the financial strength of a company, its management, the prospects for its industry, and any anticipated changes within the company that might suggest a more favorable outlook going forward. The Manager focuses on free cash flow in its individual stock selection, seeking companies that the Manager believes have a sustainable ability to buy back shares, lower debt, and/or increase or initiate dividends. Under normal circumstances, at least 80% of the Series' net assets, plus the amount of any borrowings for investment purposes, will be in investments of small-capitalization companies (80% policy). The Series considers small-capitalization companies to be companies with a market capitalization generally less than 3.5 times the dollar-weighted, median market capitalization of the Russell 2000® Index at the time of purchase. The Series may invest up to 15% of its net assets in real estate investment trusts (REITs).

The Series' 80% policy is nonfundamental and may be changed without shareholder approval. Series shareholders would be given at least 60 days' notice prior to any such change.

What are the principal risks of investing in the Series?

Investing in any mutual fund involves the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Series will increase and decrease according to changes in the value of the securities in the Series' portfolio. Principal risks include:

Investments not guaranteed by Delaware Management Company (Manager) or its affiliates — Investments in the Series are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies (Macquarie Group), and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Series, the repayment of capital from the Series, or any particular rate of return.

Market risk — The risk that all or a majority of the securities in a certain market — such as the stock or bond market — will decline in value because of factors such as adverse political or economic conditions, future expectations, investor confidence, or heavy institutional selling.

Industry risk — The risk that the value of securities in a particular industry (such as financial services or manufacturing) will decline because of changing expectations for the performance of that industry.

Company size risk — The risk that investments in small- and/or medium-sized companies may be more volatile than those of larger companies because of limited financial resources or dependence on narrow product lines.

Interest rate risk — The risk that securities will decrease in value if interest rates rise. The risk is generally associated with bonds; however, because small- and medium-sized companies and companies in the real estate sector often borrow money to finance their operations, they may be adversely affected by rising interest rates.

Foreign risk — The risk that foreign securities (particularly in emerging markets) may be adversely affected by political instability; changes in currency exchange rates; inefficient markets and higher transaction costs; foreign economic conditions; the imposition of economic or trade sanctions; or inadequate or different regulatory and accounting standards.

Real estate industry risk — This risk includes, among others: possible declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes, and operating expenses; changes in zoning laws; costs resulting from the cleanup of, and liability to third parties resulting from, environmental problems; casualty for condemnation losses; uninsured damages from floods, earthquakes, or other natural disasters; limitations on and variations in rents; and changes in interest rates.

Liquidity risk — The possibility that securities cannot be readily sold within seven days at approximately the price at which a portfolio has valued them.

Counterparty risk — The risk that a counterparty to a derivatives contract (such as a swap, futures, or options contract) or a repurchase agreement may fail to perform its obligations under the contract or agreement due to financial difficulties (such as a bankruptcy or reorganization).

Government and regulatory risk — The risk that governments or regulatory authorities have, from time to time, taken or considered actions that could adversely affect various sectors of the securities markets and significantly affect series performance.

How has Delaware VIP® Small Cap Value Series performed?

The bar chart and table below provide some indication of the risks of investing in the Series by showing changes in the Series' performance from year to year and by showing how the Series' average annual total returns for the 1-, 5-, and 10-year periods compare with those of a broad measure of market performance. The Series' past performance (before and after taxes) is not necessarily an indication of how it will perform in the future. The returns reflect any expense caps in effect during these periods. The returns would be lower without the expense caps. You may obtain the Series' most recently available month-end performance by calling 800 523-1918 or by visiting our website at delawareinvestments.com/vip/performance.

Performance reflects all Series expenses but does not include any fees or sales charges imposed by variable insurance contracts. If they had been included, the returns shown below would be lower. Investors should consult the variable contract prospectus for more information.

Year-by-year total return (Standard Class)

During the periods illustrated in this bar chart, the Class's highest quarterly return was 22.76% for the quarter ended Sept. 30, 2009 and its lowest quarterly return was -24.32% for the quarter ended Dec. 31, 2008.

Average annual total returns for periods ended December 31, 2014

	1 year	5 years	10 years
Delaware VIP Small Cap Value Series — Standard Class	5.86%	16.01%	8.71%
Russell 2000 Value Index (reflects no deduction for fees, expenses, or taxes)	4.22%	14.26%	6.89%

Who manages the Series?

Investment manager

Delaware Management Company, a series of Delaware Management Business Trust

Portfolio managers	Title with Delaware Management Company	Start date on the Series
Christopher S. Beck, CFA	Senior Vice President, Chief Investment Officer — Small-Cap Value / Mid-Cap Value Equity	May 1997
Steven G. Catricks, CFA	Vice President, Portfolio Manager, Equity Analyst	July 2012
Kent P. Madden, CFA	Vice President, Portfolio Manager, Equity Analyst	July 2012
Kelley A. McKee, CFA	Vice President, Portfolio Manager, Equity Analyst	July 2012

Purchase and redemption of Series shares

Shares are sold only to separate accounts of life insurance companies at net asset value (NAV). Please refer to the variable annuity or variable life insurance product contract prospectus for more information about the purchase and redemption of shares.

Tax information

The dividends and distributions paid from the Series to the insurance company separate accounts will consist of ordinary income, capital gains, or some combination of both. Because shares of the Series must be purchased through separate accounts used to fund variable annuity contracts or variable life insurance contracts (variable contracts), such dividends and distributions will be exempt from current taxation by contract holders if left to accumulate within a separate account. You should refer to your variable contract prospectus for more information on these tax consequences.

Payments to broker/dealers and other financial intermediaries

If you purchase shares of the Series through a broker/dealer or other financial intermediary (such as a bank), the Series and its related companies may pay the intermediary for the sale of Series shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your salesperson to recommend the Series over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

SMPR-VSCVST [12/14] PDF 20394
Investment Company Act number: 811-05162